UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2008

QUANEX BUILDING PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 28, 2008, the Board of Directors of Quanex Building Products Corporation (the “Company”) approved forms of an Indemnity Agreement to be entered into with each of its non-employee directors and executive officers, to be effective September 2, 2008. The following brief summary constitutes a broad overview of some material terms of the forms of Indemnity Agreements, and should not be relied upon as a complete listing of all the terms of the agreements. This summary should be read in conjunction with the full text of the Indemnity Agreements, the forms of which are attached as exhibits hereto and incorporated herein by reference. The form of Indemnity Agreement for directors is attached as Exhibit 10.1, and the form of Indemnity Agreement for executive officers is attached as Exhibit 10.2.

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For third party proceedings against a director or officer, the Company will indemnify for any expenses, judgments, fines, and settlement amounts, if the director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company’s best interests or, if it is a criminal proceeding, if the director or officer had no reasonable cause to believe that the conduct was unlawful. If the director or officer is found not to have acted in good faith, then no indemnity is provided.

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For proceedings brought on behalf of the Company (e.g. by a shareholder in the company’s name, or by the company itself), the Company will indemnify for expenses so long as the director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company’s best interests. No indemnity is provided for judgments against a director or officer in this case. Additionally, if the director or officer is found not to have acted in good faith, then the indemnity that would have been provided for expenses is no longer provided, and must be repaid if any advances had already been made.

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The Company can advance money to the director or officer to cover future expenses, but if the director or officer is later found to be not entitled to indemnity (e.g. because they acted in bad faith), then this advance money must be repaid.

•	Indemnity is excluded under the agreement in the following circumstances:

•	Where the director or officer has already been reimbursed by an insurance policy;

•	Where the director or officer is liable for an accounting of profits as the result of an improper sale or purchase of Company securities under Section 16(b) of the Exchange Act; or

•	Where the proceeding at issue was initially brought by the director or officer against the Company, unless it was previously authorized by the board.

•	There are a few possible procedures to determine whether a director or officer is entitled to indemnity:

•	A vote of disinterested directors or a committee of disinterested directors selected by the board.

•	If there are no disinterested directors, then independent counsel is selected to provide an opinion to the board.

•	At the board’s discretion, it can ask the shareholders to vote on whether the director or officer is entitled to indemnity.

•	If there has been a change in control of the Company, then independent counsel will always be used to provide the judgment of whether indemnity is proper.

•	The agreement continues in effect until the later of 10 years, or one year after the final termination of any proceeding to which the director or officer was entitled to indemnity under the agreement.

Item 3.03. Material Modification to Rights of Security Holders.

The summary of the Company’s Amended and Restated Bylaws contained below in Item 5.03 is incorporated herein by reference. As described below, the amendment and restatement of the Bylaws constitutes a material modification to the rights of holders of the Company’s common stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

Effective August 28, 2008, the Company’s Board of Directors approved an amendment and restatement of the Company’s Bylaws. A summary of the provisions changed by virtue of this amendment and restatement can be found below. This summary is a broad overview of the changes, and should not be relied upon as a complete listing of all changes to the Company’s Bylaws. This summary should be read in conjunction with the full text of the Amended and Restated Bylaws, which are attached as Exhibit 3.2 of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 28, 2008 and incorporated herein by reference.

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Section 3.4 was amended to change the advance notice requirement for stockholders to make nominations for directors and to propose matters at an annual meeting. Under the new Bylaw provision, to be timely, a stockholder’s notice must be received at the Company’s principal executive offices not less than 90 nor more than 150 days prior to the first anniversary date of the immediately preceding annual meeting. The former provision counted a proposal as timely if it was received not less than 60 nor more than 180 days prior to the first anniversary date of the immediately preceding annual meeting.

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Section 3.5 was amended to change the advance notice requirement for stockholders to make nominations for directors and to propose matters at a special meeting. Under the new Bylaw provision, to be timely, a stockholder’s notice must be received at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the date of the special meeting, or by the tenth day following the Company’s announcement of the special meeting in the event that the announcement is made less than 90 days prior to the meeting.

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Sections 3.4 and 3.5 were amended to expand the information requirements related to a stockholder’s nomination of a director or proposal of other matters at stockholder meetings, including additional disclosure by the proposing stockholder of information on derivative and synthetic arrangements involving voting and economic interests in the Company’s stock.

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Article XI was amended to clarify that, in the event the Company changes its Bylaws in the future, the Company’s current and former directors and officers will remain entitled to indemnification for any action taken while a director or officer that precedes that subsequent amendment, even if the proceeding is commenced after the bylaw change. Article XI was further amended to clarify that an officer or director may receive indemnification for the same matter from two or more entities; but that he or she has no obligation to pursue other indemnification and that the credit against the indemnification applies only to monies actually received as indemnification from another entity.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

3.1	Amended and Restated Bylaws of Quanex Building Products Corporation, filed as Exhibit 3.2 of the Company’s Quarterly Report on Form 10-Q (Reg. No. 001-33913) as filed with the Securities and Exchange Commission on August 28, 2008, and incorporated herein by reference.
† * 10.1	Form of Indemnity Agreement to be entered into with each of the Company’s directors, effective September 2, 2008.
† * 10.2	Form of Indemnity Agreement to be entered into with each of the Company’s executive officers, effective September 2, 2008.

* Filed herewith
† Management Compensation or Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
                                    (Registrant)

August 29, 2008

/s/ Kevin P. Delaney

          (Date)

Kevin P. Delaney
Senior Vice President – General Counsel and Secretary

Exhibit Index

3.1	Amended and Restated Bylaws of Quanex Building Products Corporation, filed as Exhibit 3.2 of the Company’s Quarterly Report on Form 10-Q (Reg. No. 001-33913) as filed with the Securities and Exchange Commission on August 28, 2008, and incorporated herein by reference.
† * 10.1	Form of Indemnity Agreement to be entered into with each of the Company’s directors, effective September 2, 2008.
† * 10.2	Form of Indemnity Agreement to be entered into with each of the Company’s executive officers, effective September 2, 2008.

* Filed herewith
† Management Compensation or Incentive Plan